LEHMAN BROTHERS INCOME FUNDS(R)
     Neuberger Berman California                  Neuberger Berman Cash
        Tax-Free Money Fund                          Reserves
     Neuberger Berman Government Money            Neuberger Berman Municipal
        Fund                                         Money Fund
     Lehman Brothers National Municipal           Neuberger Berman New York
        Money Fund                                   Municipal Money Fund
     Neuberger Berman Tax-Free Money
        Fund

SUPPLEMENT TO THE PROSPECTUSES DATED FEBRUARY 28, 2008 AND JULY 29, 2008 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2008, AS AMENDED JULY 22, 2008
--------------------------------------------------------------------------------


PARTICIPATION IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Investor Class of Neuberger Berman California Tax-Free Money Fund and each class of Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund and Neuberger Berman Tax-Free Money Fund (each, a "Participating Class") is a participant in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury").

Subject to certain conditions and limitations, in the event that the per share value of a Fund falls below $0.995 and the Fund liquidates its holdings, the Program guarantees investors of each Participating Class $1.00 per share for the lesser of either the number of shares the investor held in a Participating Class on September 19, 2008 or the number of shares the investor held on the date the net asset value fell below $0.995. THE PROGRAM APPLIES ONLY TO SHAREHOLDERS OF RECORD ON SEPTEMBER 19, 2008 WHO MAINTAIN AN ACCOUNT WITH A PARTICIPATING CLASS FROM THE CLOSE OF BUSINESS ON THAT DATE THROUGH THE DATE ON WHICH THE FUND'S PER SHARE VALUE FALLS BELOW $0.995, IF THIS WERE TO OCCUR, OR THE DATE ON WHICH THE PROGRAM TERMINATES.

The Program will provide coverage to qualifying shareholders for the period ending April 30, 2009. The cost for each Participating Class to participate in this initial period of the Program is 0.025% of the net asset value of that class as of September 19, 2008; this expense was borne by each Fund.

The Secretary of the U.S. Treasury may extend the Program beyond April 30, 2009 through September 18, 2009. If the Program is extended, the Board of Trustees of the Funds will consider whether each Participating Class will continue to participate and, if so, such class(es) would be required to pay additional fees. As of the date of this Supplement, assets available to the Program to support all participating money market funds is limited to $50 billion and payments under the Program are dependent on the availability of assets in the Program at the time a request for payment is made. More information about the Program is available at http://www.ustreas.gov. The U.S. Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectuses referred to above, or the Funds.

AS A RESULT OF PARTICIPATING IN THE PROGRAM, EACH PARTICIPATING CLASS' FEE TABLE IN ITS PROSPECTUS(ES) IS REVISED AS FOLLOWS:

     o "Other Expenses" and "Total Annual Operating Expenses" is increased by 0.025%.

     o For Neuberger Berman Tax-Free Money Fund and Neuberger Berman Municipal Money Fund, "Net Expenses" is increased by 0.025%.

     o    The following footnote is added to the Fee Table:

          (1) "Other Expenses" has been restated to reflect the Fund's participation in the U.S. Department of the Treasury's Money Market Fund Guarantee Program. This expense will not be waived or reimbursed under any expense limitation arrangement with Neuberger Berman Management LLC (formerly, NBMI).

THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN CALIFORNIA TAX-FREE MONEY FUND ON PAGE 5 OF THE FUND'S INVESTOR CLASS PROSPECTUS:

                               1 Year               3 Years
Expenses                        $69                  $211


THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN MUNICIPAL MONEY FUND ON PAGE 24 OF THE FUND'S INVESTOR CLASS PROSPECTUS THAT IT SHARES WITH NEUBERGER BERMAN CORE BOND FUND, NEUBERGER BERMAN HIGH INCOME BOND FUND, NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST, NEUBERGER BERMAN SHORT DURATION BOND FUND AND NEUBERGER BERMAN CASH RESERVES (THE "JOINT INVESTOR CLASS PROSPECTUS") AND ON PAGE 4 OF THE FUND'S INVESTOR CLASS PROSPECTUS THAT IT SHARES WITH NEUBERGER BERMAN NEW YORK MUNICIPAL MONEY FUND (THE "MUNICIPAL MONEY/NEW YORK MUNICIPAL MONEY PROSPECTUS"):

                     1 Year           3 Years         5 Years          10 Years
Expenses              $63              $192             $335             $750


THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN CASH RESERVES ON PAGE 42 OF THE JOINT INVESTOR CLASS PROSPECTUS:

                     1 Year           3 Years         5 Years          10 Years
Expenses              $54              $163             $283             $631


THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN NEW YORK MUNICIPAL MONEY FUND ON PAGE 10 OF THE MUNICIPAL MONEY/NEW YORK MUNICIPAL MONEY
PROSPECTUS:

                     1 Year           3 Years         5 Years          10 Years
Expenses              $61              $188             $326             $728


THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN GOVERNMENT MONEY FUND ON PAGE 5 OF THE FUND'S INVESTOR CLASS PROSPECTUS:

                     1 Year           3 Years         5 Years          10 Years
Expenses              $45               $137            $237             $532


THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR NEUBERGER BERMAN TAX-FREE MONEY FUND ON PAGE 11 OF THE FUND'S RESERVE CLASS PROSPECTUS:

                     1 Year           3 Years         5 Years          10 Years
Expenses              $22               $63             $138             $358


SHARES OF CERTAIN FUNDS/CLASSES NOT FOR SALE

Reserve Class shares of Neuberger Berman California Tax-Free Money Fund are not available for sale and, effective December 12, 2008, shares of Lehman Brothers National Municipal Money Fund will no longer be available for sale.

THE DATE OF THIS SUPPLEMENT IS DECEMBER 8, 2008.





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